VESSELS HELD FOR SALE VESSELS HELD FOR SALE	6 Months Ended
Jun. 30, 2018
Property, Plant and Equipment Assets Held-for-sale Disclosure [Abstract]
VESSELS HELD FOR SALE
VESSELS AND EQUIPMENT, NET

(in thousands of $)	Cost	Accumulated Depreciation	Net Book Value
Balance at December 31, 2017	2,399,549	(184,546)	2,215,003
Additions	44,586	—	44,586
Transfers to held for sale	(16,170)	1,813	(14,357)
Transfer from newbuildings	253,581	—	253,581
Impairment loss	(1,080)	—	(1,080)
Depreciation	—	(45,026)	(45,026)
Balance at June 30, 2018	2,680,466	(227,759)	2,452,707

At June 30, 2018, we owned three Newcastlemaxes, 35 Capesizes, 28 Panamaxes and two Ultramaxes (At December 31, 2017: three Newcastlemaxes, 29 Capesizes, 28 Panamaxes and two Ultramaxes).

In January 2018, we took delivery of Golden Monterrey, a Capesize vessel, and capitalized $43.4 million in total acquisition costs, primarily consisting of 2,000,000 consideration shares issued to the seller and assumption of a $21.5 million seller's credit, which was subsequently repaid in full in the six months ended June 30, 2018. See "Note 14 Debt" for additional information.

Refer to Note 9 "Vessels held for sale" for information of the sale of the Golden Eminence.

Total depreciation expense for vessels and equipment was $45.0 million for the six months ended June 30, 2018. In addition, we depreciated $0.4 million of our capital leased asset during the six months ended June 30, 2018.
VESSELS HELD FOR SALE

In April 2018, we entered into an agreement to sell the Golden Eminence, a Panamax vessel, to an unrelated third party for $14.7 million, gross. In the second quarter of 2018, we recognized a $1.1 million impairment loss in connection with the sale and classified the vessel as held for sale as of June 30, 2018. The vessel was delivered to its new owner in August 2018. See "Note 20 Subsequent events".